CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the references made to our Firm in the Pre-Effective Amendment to the Registration Statement on Form N-1A of The Medical Specialist Fund, a series of shares of Ingenuity Capital Trust.

                                                           TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 1, 1999